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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                   ________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): January 28, 2002

                                   _________

                             MILLIPORE CORPORATION
              (Exact name of Registrant as specified in charter)


MASSACHUSETTS                      0-1052                      04-2170233
(State or other                 (Commission                 (I.R.S. Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)

                                    _______

                  80 Ashby Road, Bedford, Massachusetts 01730
              (Address of Principal Executive Offices) (Zip Code)

                                (781) 533-6000
              Registrant's Telephone number, including area code
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ITEM 5.   OTHER EVENTS.

     On January 28, 2002, Millipore Corporation issued a press release announcing that Millipore declared a stock dividend of 32,500,000 shares of common stock of Mykrolis Corporation and announced the record and distribution dates for the dividend. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

          Exhibit Number           Title
          --------------           -----

              99.1                 Press Release issued January 28, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MILLIPORE CORPORATION



                              /s/ Jeffrey Rudin
                              ----------------------------------
                              Jeffrey Rudin
                              Vice President and General Counsel


Date: January 28, 2002

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                                 EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

99.1                    Press Release issued January 28, 2002.

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